Exhibit 99.1

NEWS RELEASE
www.northerntrust.com

INVESTOR CONTACT: Jennifer Childe | 312-444-3290 | Jennifer.Childe@ntrs.com MEDIA CONTACT: John O'Connell | 312-444-2388  | John.O'Connell@ntrs.com

NORTHERN TRUST CORPORATION REPORTS SECOND QUARTER
NET INCOME OF $421.3 MILLION, EARNINGS PER DILUTED COMMON SHARE OF $2.13
CHICAGO, JULY 23, 2025 — Northern Trust Corporation today reported second quarter net income per diluted common share of $2.13, compared to $1.90 in the first quarter of 2025 and $4.34 in the second quarter of 2024. Net income was $421.3 million, compared to $392.0 million in the prior quarter and $896.1 million in the prior year quarter.

MICHAEL O’GRADY, CHAIRMAN AND CHIEF EXECUTIVE OFFICER:
“Northern Trust reported another quarter of strengthening results, featuring mid-single digit trust fee growth, record net interest income, and meaningful expansion in our pretax margin, all of which drove a 20% increase in our earnings per share, excluding notables in the prior period. The second quarter marks our fourth consecutive quarter of generating year-over-year improvement in our expense-to-trust fee ratio and delivering both positive trust fee operating leverage and overall operating leverage, all excluding notables. During this period, we have also returned over 100% of our earnings, including record share repurchases this quarter. Yesterday, our Board of Directors approved a $0.05 or 7% increase to our quarterly dividend.

We enter the second half of the year with good momentum, squarely focused on delivering exceptional value to our clients, driving sustainable and profitable growth, and creating long-term value for our shareholders.”

FINANCIAL SUMMARY & KEY METRICS
				% Change Q2 2025 vs.
($ In Millions except per share data)	Q2 2025	Q1 2025	Q2 2024	Q1 2025	Q2 2024
Trust, Investment and Other Servicing Fees	$1,231.1	$1,213.8	$1,166.1	1%	6%
Other Noninterest Income (1)	156.3	158.1	1,026.5	(1)	(85)
Net Interest Income (FTE*)	615.2	573.7	529.8	7	16
Total Revenue (FTE*)	$2,002.6	$1,945.6	$2,722.4	3%	(26)%

Noninterest Expense (2)	$1,416.6	$1,417.6	$1,533.9	—%	(8)%
Provision for Credit Losses	16.5	1.0	8.0	N/M	N/M
Provision for Income Taxes	143.5	129.4	277.5	11	(48)
FTE Adjustment*	4.7	5.6	6.9	(14)	(31)
Net Income	$421.3	$392.0	$896.1	7%	(53)%

Earnings Allocated to Common and Potential Common Shares	$412.8	$372.2	$884.3	11%	(53)%
Diluted Earnings per Common Share	$2.13	$1.90	$4.34	12	(51)
Return on Average Common Equity	14.2%	13.0%	31.2%
Average Assets	$157,719.2	$150,262.1	$148,001.2	5%	7%
(1)    Other Noninterest Income for Q2 2024 included the following notable items: $878.4 million net gain related to Northern Trust’s participation in the Visa Exchange Offer, partially offset by a $7.6 million impairment charge taken on certain investments and a $6.5 million loss recognized as a result of a securities repositioning related to the supplemental pension plan.
(2)    Noninterest Expense for Q2 2024 included the following notable items: $182.2 million of restructuring charges and other notable items, including severance-related charges of $85.2 million, a $70.0 million charitable contribution to the Northern Trust Foundation, $16.4 million of software amortization acceleration and dispositions, and a $10.6 million legal settlement.
(*)     Net interest income and total revenue presented on a fully taxable equivalent (FTE) basis are non-generally accepted accounting principles (non-GAAP) financial measures. Refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
N/M - Not meaningful

NORTHERN TRUST CORPORATION SECOND QUARTER 2025 RESULTS

CLIENT ASSETS
Assets under custody/administration (AUC/A) and assets under management are a driver of the Corporation’s trust, investment and other servicing fees, the largest component of noninterest income.
	As of			% Change June 30, 2025 vs.
($ In Billions)	June 30, 2025*	March 31, 2025	June 30, 2024	March 31, 2025	June 30, 2024
Assets Under Custody/Administration
Asset Servicing	$16,864.9	$15,804.7	$15,470.8	7%	9%
Wealth Management	1,203.4	1,119.3	1,096.6	8	10
Total Assets Under Custody/Administration	$18,068.3	$16,924.0	$16,567.4	7%	9%
Assets Under Custody(1)
Asset Servicing	$13,056.5	$12,163.6	$11,955.5	7%	9%
Wealth Management	1,187.2	1,105.9	1,085.9	7	9
Total Assets Under Custody	$14,243.7	$13,269.5	$13,041.4	7%	9%
Assets Under Management
Asset Servicing	$1,229.2	$1,160.9	$1,107.3	6%	11%
Wealth Management	468.5	446.9	419.4	5	12
Total Assets Under Management	$1,697.7	$1,607.8	$1,526.7	6%	11%
(1) Assets Under Custody are a component of Assets Under Custody/Administration.
(*) Client assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.
Total assets under custody/administration and assets under custody increased from the prior quarter and the prior year quarter primarily driven by favorable markets and favorable currency translation.
Total assets under management increased compared to the prior quarter primarily reflecting favorable markets. Total assets under management increased compared to the prior year quarter primarily reflecting favorable markets and net new business.

TRUST, INVESTMENT AND OTHER SERVICING FEES
				% Change Q2 2025 vs.
($ In Millions)	Q2 2025	Q1 2025	Q2 2024	Q1 2025	Q2 2024
Asset Servicing
Custody and Fund Administration	$469.2	$453.3	$445.9	4%	5%
Investment Management	157.3	152.5	145.7	3	8
Securities Lending	20.2	17.9	16.5	13	22
Other	45.1	48.2	42.5	(7)	6
Total Asset Servicing Trust, Investment and Other Servicing Fees	$691.8	$671.9	$650.6	3%	6%

Wealth Management
Central	$189.2	$189.1	$180.7	—%	5%
East	139.3	141.0	132.7	(1)	5
West	106.3	108.0	103.3	(2)	3
Global Family Office (GFO)	104.5	103.8	98.8	1	6
Total Wealth Management Trust, Investment and Other Servicing Fees	$539.3	$541.9	$515.5	—%	5%

Total Consolidated Trust, Investment and Other Servicing Fees	$1,231.1	$1,213.8	$1,166.1	1%	6%
Asset Servicing and Wealth Management Trust, Investment and Other Servicing Fees are impacted by both one-month and one-quarter lagged asset values.
Total Asset Servicing Trust, Investment and Other Servicing Fees increased both sequentially and from the prior-year quarter.
▪Custody and Fund Administration fees increased from the prior year quarter primarily due to favorable markets, favorable currency movements, and net new business.
▪Investment management fees increased from the prior year quarter primarily due to favorable markets and net new business.
Total Wealth Management Trust, Investment and Other Servicing Fees was relatively unchanged sequentially and increased from the prior-year quarter.
▪Fees in the regions increased from the prior year quarter primarily due to favorable markets.
▪Fees in GFO increased from the prior year quarter primarily due to asset inflows and favorable markets.

NORTHERN TRUST CORPORATION SECOND QUARTER 2025 RESULTS

REPORTING SEGMENT RESULTS
				% Change Q2 2025 vs.
($ In Millions)	Q2 2025	Q1 2025	Q2 2024	Q1 2025		Q2 2024
Income (Loss) before Income Taxes (FTE*)(1)
Asset Servicing	$271.1	$235.4	$135.6	15%		100%
Wealth Management	309.6	304.3	262.7	2		18
Other	(11.2)	(12.7)	782.2	N/M		N/M
Total Income before Income Taxes (FTE*)	$569.5	$527.0	$1,180.5	8%		(52)%

Profit Margin (pre-tax) (FTE*)(1)
Asset Servicing	23.2%	20.9%	12.9%	2.3	pts	10.3	pts
Wealth Management	37.2	37.1	33.4	0.1		3.8
Total Profit Margin (pre-tax) (FTE*)	28.4	27.1	43.4	1.3		(15.0)

Average Loans
Asset Servicing	$5,812.8	$5,749.3	$6,472.3	1%		(10)%
Wealth Management	35,345.2	35,327.2	34,562.3	—		2
Total Average Loans	$41,158.0	$41,076.5	$41,034.6	—%		—%

Average Deposits
Asset Servicing	$95,506.7	$89,296.5	$86,223.0	7%		11%
Wealth Management	25,291.0	25,289.6	26,236.4	—		(4)
Other	1,580.1	1,333.0	882.2	19		79
Total Average Deposits	$122,377.8	$115,919.1	$113,341.6	6%		8%
(1)    Please see detail of Q2 2024 notable items included within the Financial Summary & Key Metrics section on page 1. Certain notable items are allocated to the Reporting Segments based on the nature of the item.
(*) Income (Loss) before Income Taxes and Profit Margin (pre-tax) presented on a fully taxable equivalent (FTE) basis are non-generally accepted accounting principles (non-GAAP) financial measures. Refer to the Reconciliation to Fully Taxable Equivalent section for further detail
Note: Reporting segment results are subject to reclassification when organizational changes are made. The results are also subject to refinements in revenue and expense allocation methodologies, which are typically reflected on a retrospective basis unless it is impractical to do so.

OTHER NONINTEREST INCOME
				% Change Q2 2025 vs.
($ In Millions)	Q2 2025	Q1 2025	Q2 2024	Q1 2025	Q2 2024
Other Noninterest Income
Foreign Exchange Trading Income	$50.6	$58.7	$58.4	(14)%	(13)%
Treasury Management Fees	9.7	9.6	9.0	—	7
Security Commissions and Trading Income	39.6	39.1	34.3	1	16
Other Operating Income	56.4	50.7	924.7	11	(94)
Investment Security Gains (Losses), net	—	—	0.1	N/M	N/M
Total Other Noninterest Income	$156.3	$158.1	$1,026.5	(1)%	(85)%
N/M - Not meaningful
Foreign Exchange Trading Income decreased compared to the prior quarter and prior-year quarter primarily due to an unfavorable impact from foreign exchange swap activity executed by our Treasury department, partially offset by higher client volumes.
Other Operating Income decreased compared to the prior year quarter primarily due to the $878.4 million net gain related to Northern Trust’s participation in the Visa Exchange Offer, partially offset by a $7.6 million charge for investment impairments and a $6.5 million loss recognized as a result of a securities repositioning related to the supplemental pension plan, all recorded in the prior year.

NORTHERN TRUST CORPORATION SECOND QUARTER 2025 RESULTS

NET INTEREST INCOME
				% Change Q2 2025 vs.
($ In Millions)	Q2 2025	Q1 2025	Q2 2024	Q1 2025		Q2 2024
Net Interest Income
Interest Income (FTE*)	$2,217.5	$2,146.5	$2,513.4	3%		(12)%
Interest Expense	1,602.3	1,572.8	1,983.6	2		(19)
Net Interest Income (FTE*)	$615.2	$573.7	$529.8	7%		16%
Average Earning Assets	$145,822.0	$138,007.9	$135,401.1	6%		8%
Net Interest Margin (FTE*)	1.69%	1.69%	1.57%	—	bps	12	bps
(*) Interest income, net interest income and net interest margin presented on an FTE basis are non-GAAP financial measures. Refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
bps - basis points
Net Interest Income on an FTE basis increased sequentially primarily driven by the favorable impact of higher deposits and foreign exchange swap activity executed by our Treasury Department. Net Interest Income on an FTE basis increased compared to the prior year quarter primarily driven by the favorable impact of higher deposits, lower funding costs, and foreign exchange swap activity executed by our Treasury Department.
The Net Interest Margin on an FTE basis increased compared to the prior year quarter primarily driven by lower funding costs, partially offset by lower yields on earning assets.
Average Earning Assets increased sequentially and compared to the prior year quarter primarily driven by an increase in placements with the Federal Reserve and other central banks driven by higher deposits.

PROVISION FOR CREDIT LOSSES
	As of and for the three-months ended,			% Change June 30, 2025 vs.
($ In Millions)	June 30, 2025	March 31, 2025	June 30, 2024	March 31, 2025	June 30, 2024
Allowance for Credit Losses
Beginning Allowance for Credit Losses	$207.3	$206.1	$201.5	1%	3%
Provision for Credit Losses	16.5	1.0	8.0	N/M	N/M
Net Recoveries	0.3	0.2	0.1	N/M	N/M
Ending Allowance for Credit Losses	$224.1	$207.3	$209.6	8%	7%
Allowance assigned to:
Loans	$180.5	$167.1	$167.7	8%	8%
Undrawn Loan Commitments and Standby Letters of Credit	34.7	32.8	29.5	6	18
Debt Securities and Other Financial Assets	8.9	7.4	12.4	20	(29)
Ending Allowance for Credit Losses	$224.1	$207.3	$209.6	8%	7%
N/M - Not meaningful
Q2 2025
The provision in the current quarter resulted from an increase in specific reserves related to a small number of non-performing loans and an increase in the collective reserve resulting primarily from a worsening macroeconomic outlook, partially offset by sector and portfolio-specific improvements within the Commercial Real Estate (CRE) portfolio.
Q1 2025
The provision in the prior quarter resulted from an increase in the collective reserve, primarily driven by increased projected macroeconomic uncertainty, partially offset by sector and portfolio-specific improvements within the CRE portfolio.
Q2 2024
The provision in the prior year quarter resulted from an increase in the collective reserve, driven by modest deterioration in credit quality in the commercial and institutional (C&I) portfolio and expectations for weaker CRE prices.

NORTHERN TRUST CORPORATION SECOND QUARTER 2025 RESULTS

NONINTEREST EXPENSE
				% Change Q2 2025 vs.
($ In Millions)	Q2 2025	Q1 2025	Q2 2024	Q1 2025	Q2 2024
Noninterest Expense
Compensation	$614.8	$644.4	$665.2	(5)%	(8)%
Employee Benefits	117.7	109.7	100.2	7	17
Outside Services	247.0	245.2	260.9	1	(5)
Equipment and Software	293.7	280.9	277.5	5	6
Occupancy	52.5	53.4	54.8	(2)	(4)
Other Operating Expense	90.9	84.0	175.3	8	(48)
Total Noninterest Expense	$1,416.6	$1,417.6	$1,533.9	—%	(8)%
End of Period Full-Time Equivalent Employees	23,400	23,400	23,000	—%	2%
Compensation expense decreased sequentially primarily due to seasonal equity incentive awards granted to retirement-eligible employees in the prior quarter, partially offset by base pay increases and unfavorable currency movements. Compensation expense decreased compared to the prior year quarter primarily due to a severance related charge of $81.8 million in the prior year quarter, partially offset by an increase in headcount, higher base pay adjustments and unfavorable currency movements in the current quarter.
Employee Benefits expense increased compared to the prior year quarter primarily driven by higher medical costs and higher payroll taxes.
Outside Services expense decreased compared to the prior year quarter primarily due to a decrease in consulting services.
Equipment and Software expense increased sequentially primarily due to higher software support and rental expense and higher software amortization. Equipment and Software expense increased compared to the prior year quarter primarily due to higher software amortization and higher software support and rental expense, partially offset by $16.4 million of software acceleration and disposition charges recorded in the prior year.
Other Operating Expense decreased compared to the prior year quarter primarily due to a $70 million charitable contribution and a $10.6 million legal settlement recorded in the prior year.

PROVISION FOR INCOME TAXES
				% Change Q2 2025 vs.
($ In Millions)	Q2 2025	Q1 2025	Q2 2024	Q1 2025		Q2 2024
Net Income
Income before Income Taxes	$564.8	$521.4	$1,173.6	8%		(52)%
Provision for Income Taxes	143.5	129.4	277.5	11		(48)
Net Income	$421.3	$392.0	$896.1	7%		(53)%
Effective Tax Rate	25.4%	24.8%	23.6%	60	bps	180	bps
N/M - Not meaningful
bps - basis points
The effective tax rate increased sequentially primarily due to lower tax benefits associated with share-based compensation. The effective tax rate increased compared to the prior year quarter primarily due to favorable discrete tax benefits recognized in the prior year in connection with state tax legislation and the resolution of state income tax audits.

CAPITAL ACTIONS
The Corporation returned $485.6 million to common shareholders in the current quarter through dividends and the repurchase of shares. During the current quarter, the Corporation declared cash dividends totaling $146.2 million to common stockholders and maintained its quarterly cash dividend of $0.75 per share on common stock from the previous quarter. The Corporation repurchased 3,374,980 shares of common stock, including 10,622 withheld to satisfy tax withholding obligations related to share-based compensation, at a total cost of $339.4 million ($100.57 average price per share).
The Corporation also declared cash dividends totaling $4.7 million to preferred stockholders during the current quarter.

NORTHERN TRUST CORPORATION SECOND QUARTER 2025 RESULTS

REGULATORY CAPITAL
The capital ratios of Northern Trust Corporation and its principal subsidiary, The Northern Trust Company, remained strong at June 30, 2025, exceeding the minimum requirements for classification as “well-capitalized” under applicable U.S. regulatory requirements.

($ In Millions)	Standardized Approach			Advanced Approach
Northern Trust Corporation	June 30, 2025*	March 31, 2025	June 30, 2024	June 30, 2025*	March 31, 2025	June 30, 2024	Well-Capitalized Ratios	Minimum Capital Ratios
Regulatory Capital
Common Equity Tier 1 Capital	$11,108.2	$11,140.9	$10,931.6	$11,108.2	$11,140.9	$10,931.6
Tier 1 Capital	11,938.5	11,973.0	11,768.9	11,938.5	11,973.0	11,768.9
Total Capital	13,508.9	13,527.3	13,473.1	13,285.6	13,320.1	13,264.2

Assets
Risk-Weighted Assets	$91,385.4	$86,141.8	$86,750.6	$74,176.8	$72,722.8	$78,399.7
Average Adjusted Total Assets	156,854.5	149,331.9	146,998.5	156,854.5	149,331.9	146,998.5
Supplementary Leverage Exposure	N/A	N/A	N/A	131,379.4	130,890.7	129,540.1

Capital Ratios
Common Equity Tier 1 Capital	12.2%	12.9%	12.6%	15.0%	15.3%	13.9%	N/A	4.5%
Tier 1 Capital	13.1	13.9	13.6	16.1	16.5	15.0	6.0	6.0
Total Capital	14.8	15.7	15.5	17.9	18.3	16.9	10.0	8.0
Tier 1 Leverage	7.6	8.0	8.0	7.6	8.0	8.0	N/A	4.0
Supplementary Leverage	N/A	N/A	N/A	9.1	9.1	9.1	N/A	3.0

($ In Millions)	Standardized Approach			Advanced Approach
The Northern Trust Company	June 30, 2025*	March 31, 2025	June 30, 2024	June 30, 2025*	March 31, 2025	June 30, 2024	Well-Capitalized Ratios	Minimum Capital Ratios
Regulatory Capital
Common Equity Tier 1 Capital	$10,278.6	$10,185.4	$11,097.6	$10,278.6	$10,185.4	$11,097.6
Tier 1 Capital	10,278.6	10,185.4	11,097.6	10,278.6	10,185.4	11,097.6
Total Capital	11,501.8	11,392.7	12,508.5	11,278.6	11,185.4	12,299.6

Assets
Risk-Weighted Assets	$90,205.6	$84,975.0	$85,757.1	$72,017.5	$70,567.2	$76,172.9
Average Adjusted Total Assets	156,405.8	148,888.6	146,578.0	156,405.8	148,888.6	146,578.0
Supplementary Leverage Exposure	N/A	N/A	N/A	130,930.4	130,447.1	129,016.4

Capital Ratios
Common Equity Tier 1 Capital	11.4%	12.0%	12.9%	14.3%	14.4%	14.6%	6.5%	4.5%
Tier 1 Capital	11.4	12.0	12.9	14.3	14.4	14.6	8.0	6.0
Total Capital	12.8	13.4	14.6	15.7	15.9	16.1	10.0	8.0
Tier 1 Leverage	6.6	6.8	7.6	6.6	6.8	7.6	5.0	4.0
Supplementary Leverage	N/A	N/A	N/A	7.9	7.8	8.6	3.0	3.0
(*) Regulatory Capital and resulting ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

NORTHERN TRUST CORPORATION SECOND QUARTER 2025 RESULTS

RECONCILIATION TO FULLY TAXABLE EQUIVALENT
The following table presents a reconciliation of interest income, net interest income, net interest margin, total revenue, income before taxes, and profit margin (pre-tax) prepared in accordance with GAAP to such measures on an FTE non-GAAP basis. Management believes this presentation facilitates the analysis of asset yields and provides a clearer indication of these financial measures for comparative purposes. When adjusted to an FTE basis, yields on taxable, nontaxable and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income.

	QUARTERS
	2025		2024
($ in Millions)	SECOND	FIRST	FOURTH	THIRD	SECOND
Net Interest Income
Interest Income - GAAP	$2,212.8	$2,140.9	$2,280.0	$2,530.2	$2,506.5
Add: FTE Adjustment	4.7	5.6	10.5	7.1	6.9
Interest Income (FTE) - Non-GAAP	$2,217.5	$2,146.5	$2,290.5	$2,537.3	$2,513.4

Net Interest Income - GAAP	$610.5	$568.1	$563.8	$562.3	$522.9
Add: FTE Adjustment	4.7	5.6	10.5	7.1	6.9
Net Interest Income (FTE) - Non-GAAP	$615.2	$573.7	$574.3	$569.4	$529.8

Net Interest Margin - GAAP(1)	1.68%	1.67%	1.68%	1.66%	1.55%
Net Interest Margin (FTE) - Non-GAAP(1)	1.69%	1.69%	1.71%	1.68%	1.57%

Total Revenue
Total Revenue - GAAP	$1,997.9	$1,940.0	$1,959.6	$1,968.5	$2,715.5
Add: FTE Adjustment	4.7	5.6	10.5	7.1	6.9
Total Revenue (FTE) - Non-GAAP	$2,002.6	$1,945.6	$1,970.1	$1,975.6	$2,722.4

Income before Income Taxes
Income before Income Taxes - GAAP	$564.8	$521.4	$594.2	$601.1	$1,173.6
Add: FTE Adjustment	$4.7	$5.6	$10.5	$7.1	$6.9
Income before Income Taxes (FTE) - Non-GAAP	$569.5	$527.0	$604.7	$608.2	$1,180.5

Profit Margin (pre-tax) - GAAP(2)	28.3%	26.9%	30.3%	30.5%	43.2%
Profit Margin (pre-tax) (FTE) - Non-GAAP(2)	28.4%	27.1%	30.7%	30.8%	43.4%
(1) Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets.
(2) Profit margin (pre-tax) is calculated by dividing income before income taxes by total revenue.

NORTHERN TRUST CORPORATION SECOND QUARTER 2025 RESULTS

FORWARD LOOKING STATEMENTS
This release may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements.

WEBCAST OF SECOND QUARTER EARNINGS CONFERENCE CALL
Northern Trust’s second quarter earnings conference call will be webcast on July 23, 2025.
The live call will be conducted at 8:00 a.m. CT and is accessible on Northern Trust’s website at:
https://www.northerntrust.com/about-us/investor-relations
A recording of the live call will be available on Northern Trust’s website following the live event, for approximately four weeks. Participants will need Windows Media or Adobe Flash software. This earnings release can also be accessed at Northern Trust’s website.
About Northern Trust
Northern Trust Corporation (Nasdaq: NTRS) is a leading provider of wealth management, asset servicing, asset management and banking to corporations, institutions, affluent families and individuals. Founded in Chicago in 1889, Northern Trust has a global presence with offices in 24 U.S. states and Washington, D.C., and across 22 locations in Canada, Europe, the Middle East and the Asia-Pacific region. As of June 30, 2025, Northern Trust had assets under custody/administration of US$18.1 trillion, and assets under management of US$1.7 trillion. For more than 135 years, Northern Trust has earned distinction as an industry leader for exceptional service, financial expertise, integrity and innovation. Visit us on northerntrust.com. Follow us on Instagram @northerntrustcompany or Northern Trust on LinkedIn.
Northern Trust Corporation, Head Office: 50 South La Salle Street, Chicago, Illinois 60603 U.S.A., incorporated with limited liability in the U.S. Global legal and regulatory information can be found at https://www.northerntrust.com/terms-and-conditions.

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA				% Change(1)
($ In Millions Except Per Share Data)				Q2 2025 vs.
	Q2 2025	Q1 2025	Q2 2024	Q1 2025	Q2 2024
Noninterest Income
Trust, Investment and Other Servicing Fees	$1,231.1	$1,213.8	$1,166.1	1%	6%
Foreign Exchange Trading Income	50.6	58.7	58.4	(14)	(13)
Treasury Management Fees	9.7	9.6	9.0	—	7
Security Commissions and Trading Income	39.6	39.1	34.3	1	16
Other Operating Income	56.4	50.7	924.7	11	(94)
Investment Security Gains (Losses), net	—	—	0.1	N/M	N/M
Total Noninterest Income	1,387.4	1,371.9	2,192.6	1	(37)

Net Interest Income
Interest Income	2,212.8	2,140.9	2,506.5	3	(12)
Interest Expense	1,602.3	1,572.8	1,983.6	2	(19)
Net Interest Income	610.5	568.1	522.9	7	17

Total Revenue	1,997.9	1,940.0	2,715.5	3	(26)

Provision for Credit Losses	16.5	1.0	8.0	N/M	N/M

Noninterest Expense
Compensation	614.8	644.4	665.2	(5)	(8)
Employee Benefits	117.7	109.7	100.2	7	17
Outside Services	247.0	245.2	260.9	1	(5)
Equipment and Software	293.7	280.9	277.5	5	6
Occupancy	52.5	53.4	54.8	(2)	(4)
Other Operating Expense	90.9	84.0	175.3	8	(48)
Total Noninterest Expense	1,416.6	1,417.6	1,533.9	—	(8)

Income before Income Taxes	564.8	521.4	1,173.6	8	(52)
Provision for Income Taxes	143.5	129.4	277.5	11	(48)
NET INCOME	$421.3	$392.0	$896.1	7%	(53)%
Preferred Stock Dividends	4.7	16.2	4.7	(71)	—
NET INCOME APPLICABLE TO COMMON STOCK	$416.6	$375.8	$891.4	11%	(53)%
Earnings Allocated to Participating Securities	3.8	3.6	7.1	7	(46)
Earnings Allocated to Common and Potential Common Shares	$412.8	$372.2	$884.3	11%	(53)%

Per Common Share
Net Income
Basic	$2.14	$1.91	$4.35	12%	(51)%
Diluted	2.13	1.90	4.34	12	(51)

Average Common Equity	$11,727.2	$11,719.1	$11,473.9	—%	2%
Return on Average Common Equity	14.2%	13.0%	31.2%

Cash Dividends Declared per Common Share	$0.75	$0.75	$0.75	—%	—%

Average Common Shares Outstanding (000s)
Basic	192,752	195,193	203,306	(1)%	(5)%
Diluted	193,375	196,125	203,739	(1)	(5)
Common Shares Outstanding (EOP) (000s)	191,233	194,539	201,638	(2)	(5)
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.
N/M - Not meaningful
EOP - End of period

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

STATEMENT OF INCOME DATA
($ In Millions Except Per Share Data)	SIX MONTHS
	2025	2024	% Change(1)
Noninterest Income
Trust, Investment and Other Servicing Fees	$2,444.9	$2,309.0	6%
Foreign Exchange Trading Income	109.3	115.4	(5)
Treasury Management Fees	19.3	18.3	5
Security Commissions and Trading Income	78.7	72.2	9
Other Operating Income	107.1	985.7	(89)
Investment Security Gains (Losses), net	—	(189.3)	N/M
Total Noninterest Income	2,759.3	3,311.3	(17)

Net Interest Income
Interest Income	4,353.7	4,952.1	(12)
Interest Expense	3,175.1	3,901.1	(19)
Net Interest Income	1,178.6	1,051.0	12

Total Revenue	3,937.9	4,362.3	(10)

Provision for Credit Losses	17.5	(0.5)	N/M

Noninterest Expense
Compensation	1,259.2	1,292.3	(3)
Employee Benefits	227.4	201.3	13
Outside Services	492.2	490.2	—
Equipment and Software	574.6	530.2	8
Occupancy	105.9	108.9	(3)
Other Operating Expense	174.9	275.7	(37)
Total Noninterest Expense	2,834.2	2,898.6	(2)

Income before Income Taxes	1,086.2	1,464.2	(26)
Provision for Income Taxes	272.9	353.4	(23)
NET INCOME	$813.3	$1,110.8	(27)%
Preferred Stock Dividends	20.9	20.9	—
NET INCOME APPLICABLE TO COMMON STOCK	$792.4	$1,089.9	(27)%
Earnings Allocated to Participating Securities	7.4	9.5	(22)
Earnings Allocated to Common and Potential Common Shares	$785.0	$1,080.4	(27)%

Per Common Share
Net Income
Basic	$4.05	$5.30	(24)%
Diluted	4.03	5.28	(24)

Average Common Equity	$11,723.2	$11,186.4	5%
Return on Average Common Equity	13.6%	19.6%

Cash Dividends Declared per Common Share	$1.50	$1.50	—%

Average Common Shares Outstanding (000s)
Basic	193,966	203,968	(5)%
Diluted	194,742	204,437	(5)
Common Shares Outstanding (EOP) (000s)	191,233	201,638	(5)
(1)Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.
N/M - Not meaningful
EOP - End of period

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

BALANCE SHEET
($ In Millions)				% Change(1)
				June 30, 2025 vs.
	June 30, 2025	March 31, 2025	June 30, 2024	March 31, 2025	June 30, 2024
Assets
Federal Reserve and Other Central Bank Deposits	$52,265.5	$52,794.5	$43,206.1	(1)%	21%
Interest-Bearing Due from and Deposits with Banks(2)	6,800.9	5,277.1	5,558.9	29	22
Federal Funds Sold and Securities Purchased under Agreements to Resell	921.9	124.4	859.6	N/M	7
Debt Securities
Available for Sale	32,250.4	30,464.3	26,861.7	6	20
Held to Maturity	21,400.8	20,874.3	22,798.6	3	(6)
Total Debt Securities	53,651.2	51,338.6	49,660.3	5	8
Loans	43,323.4	40,833.3	42,135.2	6	3
Other Interest-Earning Assets(3)	2,522.6	2,834.1	3,025.2	(11)	(17)
Total Earning Assets	159,485.5	153,202.0	144,445.3	4	10
Allowance for Credit Losses	(188.5)	(174.5)	(179.5)	8	5
Cash and Due from Banks and Other Central Bank Deposits(4)	2,035.1	737.4	2,390.1	176	(15)
Buildings and Equipment	467.7	477.4	481.0	(2)	(3)
Goodwill	714.6	700.5	697.4	2	2
Other Assets	9,369.2	10,128.4	8,962.8	(7)	5
Total Assets	$171,883.6	$165,071.2	$156,797.1	4%	10%
Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$27,965.1	$28,489.1	$28,074.0	(2)%	—%
Savings Certificates and Other Time	6,742.5	6,680.2	6,378.4	1	6
Non-U.S. Offices - Interest-Bearing	77,206.9	73,951.0	67,612.3	4	14
Total Interest-Bearing Deposits	111,914.5	109,120.3	102,064.7	3	10
Federal Funds Purchased	2,388.5	2,377.6	2,406.4	—	(1)
Securities Sold under Agreements to Repurchase	841.4	335.7	629.2	151	34
Other Borrowings(5)	6,532.9	6,534.5	6,823.7	—	(4)
Senior Notes	2,835.2	2,809.3	2,744.0	1	3
Long-Term Debt	4,089.8	4,085.6	4,073.0	—	—
Total Interest-Bearing Liabilities	128,602.3	125,263.0	118,741.0	3	8
Demand and Other Noninterest-Bearing Deposits	25,139.2	21,905.3	20,926.2	15	20
Other Liabilities	5,275.6	5,024.4	4,474.1	5	18
Total Liabilities	159,017.1	152,192.7	144,141.3	4	10
Common Equity
Common Equity, excluding Accumulated Other Comprehensive Income	12,680.8	12,733.0	12,635.9	—	—
Accumulated Other Comprehensive Income (Loss)	(699.2)	(739.4)	(865.0)	(5)	(19)
Total Common Equity	11,981.6	11,993.6	11,770.9	—	2
Preferred Equity	884.9	884.9	884.9	—	—
Total Equity	12,866.5	12,878.5	12,655.8	—	2
Total Liabilities and Stockholders’ Equity	$171,883.6	$165,071.2	$156,797.1	4%	10%
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.
(2)    Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.
(3)    Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(4)    Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.
(5)    Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

AVERAGE BALANCE SHEET
($ In Millions)				% Change(1)
				Q2 2025 vs.
	Q2 2025	Q1 2025	Q2 2024	Q1 2025	Q2 2024
Assets
Federal Reserve and Other Central Bank Deposits	$43,655.3	$37,161.0	$35,924.1	17%	22%
Interest-Bearing Due from and Deposits with Banks(2)	5,321.5	4,877.6	4,999.7	9	6
Federal Funds Sold and Securities Purchased under Agreements to Resell	713.2	394.5	732.2	81	(3)
Debt Securities
Available for Sale	31,415.0	30,168.3	26,591.4	4	18
Held to Maturity	20,895.9	21,821.9	23,373.8	(4)	(11)
Total Debt Securities	52,310.9	51,990.2	49,965.2	1	5
Loans	41,158.0	41,076.5	41,034.6	—	—
Other Interest-Earning Assets(3)	2,663.1	2,508.1	2,745.3	6	(3)
Total Earning Assets	145,822.0	138,007.9	135,401.1	6	8
Allowance for Credit Losses	(174.9)	(175.6)	(175.8)	—	(1)
Cash and Due from Banks and Other Central Bank Deposits(4)	1,069.8	1,041.2	1,802.0	3	(41)
Buildings and Equipment	479.3	484.8	485.8	(1)	(1)
Goodwill	709.1	696.4	697.1	2	2
Other Assets	9,813.9	10,207.4	9,791.0	(4)	—
Total Assets	$157,719.2	$150,262.1	$148,001.2	5%	7%
Liabilities and Stockholders’ Equity
Interest-Bearing Deposits
Savings, Money Market and Other	$28,797.4	$27,720.5	$27,554.9	4%	5%
Savings Certificates and Other Time	6,652.0	6,874.0	6,027.4	(3)	10
Non-U.S. Offices - Interest-Bearing	70,158.0	64,454.3	63,216.3	9	11
Total Interest-Bearing Deposits	105,607.4	99,048.8	96,798.6	7	9
Federal Funds Purchased	2,469.0	2,393.6	3,010.7	3	(18)
Securities Sold under Agreements to Repurchase	584.6	442.4	574.6	32	2
Other Borrowings(5)	7,008.2	7,024.4	7,053.5	—	(1)
Senior Notes	2,818.2	2,781.6	2,728.7	1	3
Long-Term Debt	4,087.8	4,083.5	4,071.1	—	—
Total Interest-Bearing Liabilities	122,575.2	115,774.3	114,237.2	6	7
Demand and Other Noninterest-Bearing Deposits	16,770.4	16,870.3	16,543.0	(1)	1
Other Liabilities	5,761.5	5,013.5	4,862.2	15	18
Total Liabilities	145,107.1	137,658.1	135,642.4	5	7
Common Equity
Common Equity, excluding Accumulated Other Comprehensive Income	12,500.4	12,527.2	12,375.7	—	1
Accumulated Other Comprehensive Income (Loss)	(773.2)	(808.1)	(901.8)	(4)	(14)
Total Common Equity	11,727.2	11,719.1	11,473.9	—	2
Preferred Equity	884.9	884.9	884.9	—	—
Total Equity	12,612.1	12,604.0	12,358.8	—	2
Total Liabilities and Stockholders’ Equity	$157,719.2	$150,262.1	$148,001.2	5%	7%
(1)    Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.
(2)    Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.
(3)    Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.
(4)    Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.
(5)    Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

NORTHERN TRUST CORPORATION
(Supplemental Consolidated Financial Information)

QUARTERLY TREND DATA	QUARTERS
($ In Millions Except Per Share Data)	2025				2024
	SECOND		FIRST		FOURTH		THIRD		SECOND
Net Income Summary
Trust, Investment and Other Servicing Fees	$1,231.1		$1,213.8		$1,222.2		$1,196.6		$1,166.1
Other Noninterest Income	156.3		158.1		173.6		209.6		1,026.5
Net Interest Income	610.5		568.1		563.8		562.3		522.9
Total Revenue	1,997.9		1,940.0		1,959.6		1,968.5		2,715.5
Provision for Credit Losses	16.5		1.0		(10.5)		8.0		8.0
Noninterest Expense	1,416.6		1,417.6		1,375.9		1,359.4		1,533.9
Income before Income Taxes	564.8		521.4		594.2		601.1		1,173.6
Provision for Income Taxes	143.5		129.4		138.8		136.2		277.5
Net Income	$421.3		$392.0		$455.4		$464.9		$896.1

Per Common Share
Net Income - Basic	$2.14		$1.91		$2.27		$2.23		$4.35
- Diluted	2.13		1.90		2.26		2.22		4.34
Cash Dividends Declared per Common Share	0.75		0.75		0.75		0.75		0.75
Book Value (EOP)	62.65		61.65		60.74		59.85		58.38
Market Value (EOP)	126.79		98.65		102.50		90.03		83.98

Financial Ratios
Return on Average Common Equity	14.2%		13.0%		15.3%		15.4%		31.2%
Net Interest Margin (GAAP)	1.68		1.67		1.68		1.66		1.55
Net Interest Margin (FTE*)	1.69		1.69		1.71		1.68		1.57

Assets Under Custody / Administration ($ in Billions) - End Of Period
Asset Servicing	$16,864.9		$15,804.7		$15,640.1		$16,278.0		$15,470.8
Wealth Management	1,203.4		1,119.3		1,147.9		1,145.0		1,096.6
Total Assets Under Custody / Administration	$18,068.3		$16,924.0		$16,788.0		$17,423.0		$16,567.4

Assets Under Custody ($ In Billions) - End Of Period
Asset Servicing	$13,056.5		$12,163.6		$12,214.0		$12,662.1		$11,955.5
Wealth Management	1,187.2		1,105.9		1,135.2		1,132.7		1,085.9
Total Assets Under Custody	$14,243.7		$13,269.5		$13,349.2		$13,794.8		$13,041.4

Assets Under Management ($ In Billions) - End Of Period
Asset Servicing	$1,229.2		$1,160.9		$1,159.7		$1,177.9		$1,107.3
Wealth Management	468.5		446.9		450.7		443.9		419.4
Total Assets Under Management	$1,697.7		$1,607.8		$1,610.4		$1,621.8		$1,526.7

Asset Quality ($ In Millions) - End Of Period
Nonaccrual Loans/Assets(1)	$92.8		$73.1		$56.0		$39.3		$38.5
Nonaccrual Assets / Loans(1)	0.21%		0.18%		0.13%		0.09%		0.09%

Gross Charge-offs	$(0.1)		$(0.3)		$(4.1)		$—		$(0.3)
Gross Recoveries	0.4		0.5		0.7		2.4		0.4
Net Recoveries (Charge-offs)	$0.3		$0.2		$(3.4)		$2.4		$0.1
Annualized Net Recoveries (Charge-offs) to Avg Loans	—%		—%		(0.03)%		0.02%		—%
Allowance for Credit Losses Assigned to:
Loans	$180.5		$167.1		$168.0		$184.8		$167.7
Undrawn Loan Commitments and Standby Letters of Credit	34.7		32.8		30.4		26.5		29.5
Debt Securities and Other Financial Assets	8.9		7.4		7.7		8.7		12.4
Loans Allowance / Nonaccrual Loans	1.9	x	2.3	x	3.0	x	4.7	x	4.4	x
(*)    Net interest margin presented on an FTE basis is a non-GAAP financial measure. Refer to the Reconciliation to Fully Taxable Equivalent section for further detail.
(1)    There was no Other Real Estate Owned (OREO) for any of the periods presented.